                                                                   EXHIBIT 10.11

                          REGISTRATION RIGHTS AGREEMENT

This Agreement dated as of June 9, 1998, is entered into by and among Optical Technology Group, Inc., a Delaware corporation (the "Company"), Richard A. Kay ("Kay"), F. William Caple ("Caple"), Alexandra Kay ("A. Kay") and ABS Capital Partners II, L.P., Michael P. Murray and Greylock IX Limited Partnership (the "Purchasers").

WHEREAS, the Company and the Purchasers have entered into a Note Purchase Agreement of even date herewith (the "Purchase Agreement"); and

WHEREAS, the Company and the Purchasers desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

          "Common Stock" means the common stock, $0.01 par value per share, of the Company.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Existing Holders" means Kay, Caple and A. Kay.

          "Existing Holders Registrable Shares" means (i) shares of Common Stock now owned or hereafter acquired by the Existing Stockholders and (ii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, or similar events); provided, however, that shares of Common Stock that are Existing Holders Registrable Shares shall cease to be Existing Holders Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (ii) on the date that is two (2) years from the date when such shares may be sold under Rule 144(k) under the Securities Act or (iii) upon any sale in any manner to a person or entity which, by virtue of Section 14 of this Agreement, is not entitled to the rights provided by this Agreement.

          "Notes" shall have the meaning specified in Subsection 1.2 of the Purchase Agreement.

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          "Purchaser Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Notes and (ii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Purchaser Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (ii) on the date that is two (2) years from the date when such shares are eligible for sale under Rule 144(k) under the Securities Act or (iii) upon any sale in any manner to a person or entity not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Notes even if such conversion has not yet been effected.

          "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

          "Registration Expenses" means the expenses described in Section 5.

          "Registrable Shares" means collectively the Existing Holders Registrable Shares and the Purchaser Registrable Shares.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Stockholders" means collectively the Existing Holders and the Purchasers.

     2.   Required Registrations.

          (a) At any time after the earlier of June 9, 2000, or the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement, (i) a Stockholder or Stockholders holding in the aggregate at least 50% of the Existing Holders Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Existing Holders Registrable Shares owned by such Stockholder or Stockholders that is either at least 25% of the Existing Holders Registrable Shares or with an aggregate offering price of at least $10,000,000 (based on the then-current market price or the reasonably anticipated price to the public) and (ii) a Stockholder or Stockholders holding in the aggregate at least 50% of the Purchaser Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Purchaser Registrable Shares owned by such Stockholder or Stockholders that is either at least 25% of the Purchaser Registrable Shares or with an aggregate



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

offering price of at least $10,000,000 (based on the then-current market price or the reasonably anticipated price to the public). If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request and the Company shall have the right to approve the underwriter, which approval shall not be unreasonably withheld. In the event such registration is underwritten, the right of other Stockholders to participate shall be conditioned on such other Stockholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form) of all Registrable Shares which the Company has been requested to so register.

          (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate offering price of at least $1,000,000 (based on the then current public market price). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or such successor form) of all Registrable Shares which the Company has been requested to so register. The Company shall have the right to approve any underwriter, which approval shall not be unreasonably withheld (if any) chosen to underwrite any such registration on Form S-3 (or any such successor form).

          (c) The Company shall not be required to (i) effect at the request of any holder of Existing Holders Registrable Shares more than three registrations pursuant to paragraph (a) above or more than three registrations pursuant to paragraph (b) above or (ii) to effect at the request of any holder of Purchaser Registrable Shares more than three registrations pursuant to paragraph (a) above or more than three registrations pursuant to paragraph (b) above. In addition, the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six months after the effective date of any other Registration Statement of the Company, except that such time period will be twelve months in the case of an initial public offering of shares by the Company.

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

          (d) If at the time of any request to register Registrable Shares pursuant to this Section 2, the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to Section 3 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of 150 days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any one-year period.

     3.   Incidental Registration.

          (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 2) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to prepare and file with the Commission a Registration Statement with respect to such Registrable Shares to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders and use its best efforts to cause the Registration Statement to become effective as soon as reasonably practicable thereafter; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Stockholder.

          (b) In connection with any registration under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided that no persons or entities other than the Company and the Stockholders shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.



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     4.   Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

          (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

          (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof in the case of a registration statement on Form S-1 and two (2) years in the case of a registration statement on Form S-2 or S-3;

          (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

          (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

     5. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under Section 2 is withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders elect not to have such registration counted as a registration requested under Section 2, the requesting Stockholders shall pay the Registration Expenses of such



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

registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 5, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and up to $20,000 of the fees and expenses of one counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

     6.   Indemnification and Contribution.

          (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

          (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or



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supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold in connection with such registration.

          (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such



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

Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

     7. Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification and contribution by the Company of the underwriters of such offering.

     8. Information by Holder. Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     9. "Stand-Off" Agreement. Each Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 180 days for an initial public offering and 90 days for any other offering) following the effective date of such Registration Statement; provided, that all officers and directors of the Company enter into similar agreements.

     10. Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

          (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.



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

     11. Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Stockholders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 11 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

     12. Termination. All of the Company's obligations to register Registrable Shares under this Agreement shall terminate on the tenth anniversary of this Agreement.

     13. Transferability of Rights. This Agreement, and the rights and obligations of each Stockholder hereunder, may be assigned by such Stockholder only after the closing of an initial public offering of the Company's Common Stock.

     14.  General.

          (a) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid or transmitted by telecopy:

If to the Company, at One Democracy Plaza, 6701 Democracy Boulevard, Suite 805, Bethesda, Maryland 20817, Attention: President, telecopy: 301-897-4974 or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to David Sylvester, Esq., Hale and Dorr LLP, The Willard Office Building, Suite 1000, 1455 Pennsylvania Avenue, N.W., Washington, D.C. 20004, telecopy: 202-942-8484; or

If to a Stockholder, at his or its address set forth on Exhibit A, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser.

Notices provided in accordance with this Section 14(a) shall be deemed delivered upon personal delivery or two business days after deposit in the mail or, with respect to a telecopy, at such time as it is delivered to the addressee, with the answer back being deemed conclusive, but not exclusive, evidence of such delivery.

          (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          (c) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a



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

particular instance and either retroactively or prospectively), with the written consent of the Company, Kay and the holders of at least 51% of the Registrable Shares held by holders other than Kay; provided, that this Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

          (e) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.



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



            Executed as of the date first written above.

                                             THE COMPANY:
                                             OPTICAL TECHNOLOGY GROUP, INC.

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

                                             KAY:

                                                 -------------------------------
                                                      Richard A. Kay

                                             CAPLE:

                                                   -----------------------------
                                                      F. William Caple

                                             A. KAY:

                                                    ----------------------------
                                                    Richard Kay, in his capacity
                                                    as custodian for Alexandra
                                                    Kay with respect to the
                                                    shares of Optical Technology
                                                    Group, Inc.

                                             PURCHASERS:
                                             ABS CAPITAL PARTNERS II, L.P.
                                             By: ABS Partners II, L.L.C.
                                                  Its General Partner

                                             By:
                                                --------------------------------
                                                Donald B. Hebb, Jr.
                                                Managing Member

                                                --------------------------------
                                                Michael P. Murray

                                       GREYLOCK IX LIMITED PARTNERSHIP
                                       By:  Greylock IX GP Limited Partnership
                                               Its General Partner

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

EXHIBIT A

ABS Capital Partners II, L.P.
One South Street
Baltimore, MD 21202
Attn: Donald B. Hebb, Jr.
Telecopy: 410-895-4380

Michael P. Murray
BT Alex Brown Incorporated
101 Federal Street
15th Floor
Boston, MA 02110
Telecopy:  617-261-3706

Greylock IX Limited Partnership
One Federal Street
Boston, MA 02110-2065
Attn:  Howard Cox
Telecopy: 617-482-0059


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